UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 16, 2004


                                 ZONE4PLAY, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                     333-91356              98-0374121
----------------------------   ----------------------      ------------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)


              103 Foulk Road, Suite 202, Wilmington, Delaware 19803
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              (Address of principal executive offices and Zip Code)

                   4526 Neville Street, Burnaby, B.C. V5J 2G8
                   -------------------------------------------
          (Former address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (302) 691-6177

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 16, 2004, the Registrant issued a press release clarifying the terms of a $1,200,000 private placement that the Registrant previously announced had closed on April 1, 2004. The private placement consisted of Units offered at a price of $.80 per Unit, with each Unit comprised of one share of the Registrant's common stock and two common stock purchase warrants. One warrant is exercisable for 24 months at a price of $1.85 per share and one warrant is exercisable for 36 months at a price of $2.50 per share.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not Applicable.

(c) Exhibits:

      Exhibit Number            Description

         99.1                   Press Release of Zone4Play, Inc. dated
                                April 16, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZONE4PLAY, INC.





                                      /s/  Shimon Citron
                                      ------------------
                                      Shimon Citron,
                                      Chief Executive Officer and President


Date: April 16, 2004